Fees Summary	Mar. 12, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 8,019,356.13
Previously Paid Amount	969.16
Total Fee Amount	1,107.48
Total Offset Amount	0.00
Net Fee	$ 138.32